UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2010

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

	0-28-44 (Blue Ridge)	24-0854342 (Blue Ridge)
Pennsylvania	0-28-43 (Big Boulder)	24-0822326 (Big Boulder)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 707
Route 940 and Moseywood Road
Blakeslee, Pennsylvania	18610-0707
(Address of Principal Executive Offices)	(Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On October 22, 2010, Blue Ridge Real Estate Company and Big Boulder Corporation (together, the “Companies”), and certain of the Companies’ subsidiaries (the “Subsidiaries” and, together with the Companies, the “Borrowers”), entered into a Sixth Loan Modification Agreement and Allonge to the Amended and Restated Construction and Site Development Line of Credit Mortgage Note (the “Allonge” and, together with the Sixth Loan Modification Agreement, the “Sixth Modified Loan Agreement”) with Manufacturers and Traders Trust Company (the “Bank”).

The Sixth Modified Loan Agreement amends the original Loan Agreement and the Amended and Restated Construction and Site Development Line of Credit Mortgage Note entered into by the Borrowers and the Bank on April 20, 2006 (as amended and modified from time to time, the “Original Loan Agreement”).  Under the terms of the Original Loan Agreement, the Bank had extended to the Borrowers an available line of credit in an aggregate principal amount of up to $17,900,000 (as amended from time to time, the “Loan”), with a construction line of credit sub-loan (“Construction Sub Loan”) in an aggregate principal amount of $7,900,000, to fund the completion of construction of units in the Companies’ land development projects, a site development sub-loan (“Site Development Sub Loan”) in an aggregate principal amount of $6,000,000 for infrastructure improvements to the Companies’ land development projects and a sewer and water sub-loan (“Sewer and Water Sub-Loan”) in an aggregate principal amount of $4,000,000 to fund the expansion of the sewer and water systems at Big Boulder and Jack Frost Mountain Ski Areas.

Under the terms of the Sixth Modified Loan Agreement, the Bank and the Borrowers agreed to extend the maturity date of the Original Loan Agreement from October 31, 2010 to September 30, 2012.  Interest on the Original Loan Agreement continues to be due and payable on a monthly basis.

Under the terms of the Sixth Modified Loan Agreement, the Bank and the Borrowers also agreed to decrease the Borrowers’ available line of credit by an aggregate of $8,900,000, to a maximum principal amount of $9,000,000.  As a result, the Construction Sub Loan decreased from $7,900,000 to $4,400,000, the Site Development Sub Loan decreased from $6,000,000 to $4,600,000 and the Sewer and Water Sub-Loan was eliminated.

The Sixth Modified Loan Agreement also amended the prepayment provisions of the Original Loan Agreement to provide that Borrowers pay a termination fee if they voluntarily or willingly terminate the Allonge and refinance any portion of the Loan for a residential development with another lender.  Pursuant to the Sixth Modified Loan Agreement, Borrower will pay a termination fee equal to one percent (1%) of $9,000,000 if prepayment occurs within the first year of the Sixth Modified Loan Agreement, and one-half (1/2) of one percent (1%) of $9,000,000 if prepayment occurs within the second year of the Sixth Modified Loan Agreement.  Borrowers may, however, use funds from its proposed rights offering to prepay any portion of the Loan without incurring a termination fee.

The Sixth Modified Loan Agreement also amended the annual calculation of the debt service coverage ratio to exclude $70,000 per projected home sale based on the annual projection of home sales within the Companies’ land development projects.

Except as otherwise set forth in the Sixth Modified Loan Agreement, all of the terms and conditions contained in the Original Loan Agreement remain in full force and effect.

The foregoing is only a summary of the Sixth Modified Loan Agreement.  You are urged to read the Sixth Modified Loan Agreement in its entirety for a more complete description of the terms and conditions.  A copy of the Sixth Modified Loan Agreement is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

The Companies previously filed Current Reports on Form 8-K reporting the entry into, and modification of, the Original Loan Agreement on April 25, 2006, June 21, 2007, September 22, 2008, March 3, 2009, October 22, 2009, April 9, 2010, July 6, 2010, August 26, 2010 and October 1, 2010.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The description of the Sixth Modified Loan Agreement and the terms and conditions contained therein as described in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K are incorporated into this Item 2.03 by reference.

Item 9.01    Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

10.1

Sixth Loan Modification Agreement, to the Amended and Restated Construction and Site Development Line of Credit Mortgage Note, dated October 22, 2010, between Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE Holdings, Inc., Northeast Land Co., Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Company, individually and doing business as Stoney Run Realty Company and Stoney Run Builders Company, and Jack Frost National Golf Course, Inc. and Manufacturers and Traders Trust Company.

10.2

October 2010 Allonge to the Amended and Restated Construction and Site Development Line of Credit Mortgage Note, dated October 22, 2010, between Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE Holdings, Inc., Northeast Land Co., Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Company, individually and doing business as Stoney Run Realty Company and Stoney Run Builders Company, and Jack Frost National Golf Course, Inc. and Manufacturers and Traders Trust Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION

Date: October 27, 2010	By: /s/ Eldon D. Dietterick
Name: Eldon D. Dietterick Title: Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Sixth Loan Modification Agreement, to the Amended and Restated Construction and Site Development Line of Credit Mortgage Note, dated October 22, 2010, between Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE Holdings, Inc., Northeast Land Co., Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Company, individually and doing business as Stoney Run Realty Company and Stoney Run Builders Company, and Jack Frost National Golf Course, Inc. and Manufacturers and Traders Trust Company.

10.2

October 2010 Allonge to the Amended and Restated Construction and Site Development Line of Credit Mortgage Note, dated October 22, 2010, between Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE Holdings, Inc., Northeast Land Co., Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Company, individually and doing business as Stoney Run Realty Company and Stoney Run Builders Company, and Jack Frost National Golf Course, Inc. and Manufacturers and Traders Trust Company.